                                                                    Exhibit 25.1

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                         -----------------------------

           CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
-----      PURSUANT TO SECTION 305(b) (2)

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A NATIONAL BANKING ASSOCIATION                              94-1347393
(Jurisdiction of incorporation or                        (I.R.S. Employer
organization if not a U.S. national                      Identification No.)
bank)

101 NORTH PHILLIPS AVENUE
SIOUX FALLS, SOUTH DAKOTA                                    57104
(Address of principal executive offices)                    (Zip code)

                             WELLS FARGO & COMPANY
                         LAW DEPARTMENT, TRUST SECTION
                                 MAC N9305-175
                 SIXTH STREET AND MARQUETTE AVENUE, 17TH FLOOR
                          MINNEAPOLIS, MINNESOTA 55479
                                 (612) 667-4608
           (Name, address and telephone number of agent for service)

                         -----------------------------

                             CROMPTON CORPORATION(1)
              (Exact name of obligor as specified in its charter)

DELAWARE                                                    52-2183153
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)

199 BENSON ROAD
MIDDLEBURY, CONNECTICUT                                     06749
(Address of principal executive offices)                    (Zip code)

                          -----------------------------

                          9 7/8% SENIOR NOTES DUE 2012
                      (Title of the indenture securities)

================================================================================

(1)  See Table 1 for list of additional obligors

                                     TABLE 1

Address of each of the Guarantors listed below is 199 Benson Road, Middlebury, Connecticut 06749

                                                                                 I.R.S.
                                                      STATE OR OTHER            EMPLOYER
                                                      JURISDICTION OF        IDENTIFICATION
        NAME OF GUARANTOR                              INCORPORATION             NUMBER
        -----------------                              -------------             ------
CNK Chemical Realty Corporation                       Pennsylvania              25-1885340
Crompton Colors Incorporated                          Delaware                  06-1413341
Crompton Holding Corporation                          Delaware                  06-1413342
Crompton Europe Financial Services Company            Delaware                  06-1440671
Crompton Monochem, Inc.                               Louisiana                 62-1873574
Crompton Sales Company, Inc.                          Delaware                  06-1582826
Davis-Standard Corporation                            Delaware                  06-1413340
GT Seed International Company                         Texas                     75-2295890
GT Seed Treatment, Inc.                               Minnesota                 41-0795292
Kem Manufacturing Corporation                         Georgia                   58-0620603
Monochem, Inc.                                        Louisiana                 72-0545612
Naugatuck Treatment Company                           Connecticut               06-0902035
Uniroyal Chemical Company Limited (Delaware)          Bahamas/Delaware          98-0159910
Uniroyal Chemical Company, Inc.                       Delaware                  06-1582841
Uniroyal Chemical Company, Inc.                       New Jersey                06-1148490
Uniroyal Chemical Export Limited                      Delaware                  06-1431523
Uniroyal Chemical Leasing Company, Inc.               Delaware                  06-1464298
Weber City Road LLC                                   Louisiana                 62-1864381

Item 1. General Information. Furnish the following information as to the trustee:


         (a) Name and address of each examining or supervising authority to which it is subject.

             Comptroller of the Currency
             Treasury Department
             Washington, D.C.

             Federal Deposit Insurance Corporation
             Washington, D.C.

             Federal Reserve Bank of San Francisco
             San Francisco, California 94120

         (b) Whether it is authorized to exercise corporate trust powers.

         The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.


         None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee. Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

         Exhibit 1. A copy of the Articles of Association of the trustee now in effect.*

         Exhibit 2. A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

         Exhibit 3.  See Exhibit 2

         Exhibit 4.  Copy of By-laws of the trustee as now in effect.***

         Exhibit 5.  Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8.  Not applicable.

         Exhibit 9.  Not applicable.

      * Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

     ** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

     *** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 30th day of September 2004.






                                WELLS FARGO BANK, NATIONAL ASSOCIATION


                                 /s/ Jane Y. Schweiger
                                -----------------------
                                Jane Y. Schweiger
                                Vice President

                                    EXHIBIT 6




September 30, 2004


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                                      Very truly yours,

                                      WELLS FARGO BANK, NATIONAL ASSOCIATION


                                       /s/ Jane Y. Schweiger
                                      -----------------------

                                      Jane Y. Schweiger
                                      Vice President

                                    Exhibit 7


                       Consolidated Report of Condition of

                     Wells Fargo Bank National Association
              of 101 North Phillips Avenue, Sioux Falls, SD 57104
                     And Foreign and Domestic Subsidiaries,
          at the close of business June 30, 2004, filed in accordance with 12 U.S.C. ss.161 for National Banks.


                                                                                            Dollar Amounts
                                                                                              In Millions
                                                                                             --------------
ASSETS
Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin                                    $ 13,514
         Interest-bearing balances                                                                6,815
Securities:
         Held-to-maturity securities                                                                  0
         Available-for-sale securities                                                           31,813
Federal funds sold and securities purchased under agreements to resell:
         Federal funds sold in domestic offices                                                   1,295
         Securities purchased under agreements to resell                                             72
Loans and lease financing receivables:
         Loans and leases held for sale                                                          38,430
         Loans and leases, net of unearned income                               236,685
         LESS: Allowance for loan and lease losses                                2,551
         Loans and leases, net of unearned income and allowance                                 234,134
Trading Assets                                                                                    4,575
Premises and fixed assets (including capitalized leases)                                          3,194
Other real estate owned                                                                             201
Investments in unconsolidated subsidiaries and associated companies                                 289
Customers' liability to this bank on acceptances outstanding                                         78
Intangible assets
         Goodwill                                                                                 8,415
         Other intangible assets                                                                  9,260
Other assets                                                                                     12,613
                                                                                               --------
Total assets                                                                                   $364,698
                                                                                               ========

LIABILITIES
Deposits:
         In domestic offices                                                                   $255,500
                  Noninterest-bearing                                            79,405
                  Interest-bearing                                              176,095
         In foreign offices, Edge and Agreement subsidiaries, and IBFs                           19,351
                  Noninterest-bearing                                                 3
                  Interest-bearing                                               19,348
Federal funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased in domestic offices                                             15,599
         Securities sold under agreements to repurchase                                           2,920


                                                                                            Dollar Amounts
                                                                                              In Millions
                                                                                             --------------
Trading liabilities                                                                               3,575
Other borrowed money
         (includes mortgage indebtedness and obligations under capitalized leases)               17,550
Bank's liability on acceptances executed and outstanding                                             78
Subordinated notes and debentures                                                                 4,541
Other liabilities                                                                                12,296
                                                                                               --------
Total liabilities                                                                              $331,410

Minority interest in consolidated subsidiaries                                                       54

EQUITY CAPITAL
Perpetual preferred stock and related surplus                                                         0
Common stock                                                                                        520
Surplus (exclude all surplus related to preferred stock)                                         24,182
Retained earnings                                                                                 8,088
Accumulated other comprehensive income                                                              444
Other equity capital components                                                                       0
                                                                                               --------
Total equity capital                                                                             33,234

                                                                                               --------
Total liabilities, minority interest, and equity capital                                       $364,698
                                                                                               ========


I, James E. Hanson, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.



                                       James E. Hanson
                                        Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


Dave Hoyt
Dave Munio           Directors
Carrie Tolstedt